SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                        Commission File Number: 000-49620

                                 Cobalis Corp.
                                 -------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               91-1868007
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

2445 McCabe Way, Suite 150, Irvine, CA                                   92614
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(Address of principal executive offices)                             (Zip Code)



                                 (949) 757-0001
                                 --------------
              (Registrant's Telephone Number, Including Area Code)







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ITEM 8.01 OTHER EVENTS.

On October 27, 2004, Cobalis Corp., a Nevada corporation (the "Registrant") issued the attached press release. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the Registrant's Safe Harbor Compliance Statement for Forward-looking Statements included in the Registrant's recent filings, including Form 10-KSB and 10-QSB, with the Securities and Exchange Commission.

ITEM 9.01 EXHIBITS.

The following exhibits are filed with this report on Form 8-K.

EXHIBIT NUMBER         EXHIBIT

99.1                   Press Release


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        Cobalis Corp.


October 27, 2005                    By: /s/ Chaslav Radovich
                                        -------------------------------------
                                        Chaslav Radovich, President